Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: Sterling Chemicals, Inc.                      Petition Date: 07/16/01

                                                    CASE NUMBER:  01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: March YEAR: 2003

====================================================================================================================================
                                           Revised                        Revised
     MONTH                   9/30/2002    10/31/2002     11/30/2002      12/31/2002       1/31/2003       2/28/2003      3/31/2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)            $42,522,545   $36,364,891    $37,758,291    $ 37,942,000    $ 32,259,076    $ 47,654,178   $ 41,390,981
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT
  DEPREC./TAX (MOR-6)       $13,541,752   $  (621,434)   $(2,084,891)   $343,876,220    $ (1,536,473)   $  3,401,399   $  1,623,872
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)
  (MOR-6)                   $ 6,428,456   $(5,034,848)   $(6,583,967)   $ (7,138,000)   $ (3,030,446)   $ (1,013,483)  $    (96,743)
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS
  (MOR-9)                   $   131,592   $   470,408    $   770,503    $    239,256    $  1,734,175    $     64,742   $    117,867
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO
  PROFESSIONALS (MOR-9)     $   362,823   $ 1,123,130    $ 2,754,975    $  2,071,028    $  6,041,420    $  3,754,586   $  2,904,526
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET DISBURSEMENTS
  (MOR-7)(1)                $67,752,947   $89,553,648    $70,273,874    $343,876,220    $ 47,260,040    $ 39,724,838   $ 47,372,567
====================================================================================================================================

(1) Excludes intercompany
    and former company
    transfers as follows:   $15,653,136   $16,106,931    $21,216,572    $146,454,927    $496,707,655    $141,000,271   $396,755,874

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

--------------------------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                EXP.
     See attachment 2                                  DATE
-----------------------------
CASUALTY                            YES |X| NO |_|  08 - 01 - 02

LIABILITY                           YES |X| NO |_|  07 - 01 - 02

VEHICLE                             YES |X| NO |_|  07 - 01 - 02

WORKER'S                            YES |X| NO |_|  07 - 01 - 02

OTHER                               YES |X| NO |_|   various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ATTORNEY NAME:                      Jeff Spiers
FIRM:                               Andrews & Kurth LLP
ADDRESS:                            600 Travis
ADDRESS:                            Suite 4200
CITY, STATE ZIP:                    Houston, TX 77002
TELEPHONE:                          713-220-4103
--------------------------------------------------------------------------------

      MOR-1

Are all accounts receivable being collected within terms? NO
Are all post-petition liabilities, including taxes, being paid with terms? YES Have any pre-petition liabilities been paid? No If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES
Were any assets disposed of outside the normal course of business? NO
Are all U.S. Trustee Quarterly Fee Payments current? YES
What is the status of your Plan of Reorganization? Our Plan of Reorganization
                                                   -----------------------------
became effective on December 19, 2002.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  Signed
                                      ------------------------------------------
                                      (ORIGINAL SIGNATURE)



                  Title               Vice President and Corporate Controller
                                      ------------------------------------------

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

                                                                                                                        Paid
        Coverage        Policy Period     Policy No.              Limits                   Carrier                     Through
------------------------------------------------------------------------------------------------------------------------------------


See Attachment 2

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

                                                                                                                        Paid
        Coverage        Policy Period     Policy No.              Limits                   Carrier                     Through
------------------------------------------------------------------------------------------------------------------------------------


MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

--------------------------------------------------------------------------------
No.         Type of Insurance          Amounts/Limits            Insurance Co.
---         -----------------          --------------            -------------
--------------------------------------------------------------------------------
   1   Workers Compensation       Statutory - $1,000,000         American Guar.
                                  Employers                      Zurich US
                                  Liability. Ded. $250,000
                                  per accident.
--------------------------------------------------------------------------------
   2   Automobile Liability       $2,000,000 ea.                 American Guar.
                                  occurrence. Ded.               Zurich Amer.
                                  $25,000 per occurrence.
--------------------------------------------------------------------------------
   3   Excess Liability           $5,000,000 ea. occurrence and  Primex, Ltd
       Excess to $1 Million SIR   aggregate.  Excess $1,000,000
                                  GL $2,000,000 AL.
--------------------------------------------------------------------------------
   4   Excess Liability           $20,000,000 ea. loss and       Primex, Ltd.
                                  aggregate.                     (Reinsured
                                                                 through  Munich
                                                                 Re:)
--------------------------------------------------------------------------------
   5   Excess Liability           $50,000,000 ea. loss and       Gerling Global
                                  aggregate.

--------------------------------------------------------------------------------
   6   Excess Liability           $50,000,000 ea. loss and       Zurich Energy -
                                  aggregate.                     London

--------------------------------------------------------------------------------
   7   Excess Liability           $50,000,000                    Swiss Re:
--------------------------------------------------------------------------------
   8   Excess Liability           $50,000,000                    Zurich Ins.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Term         Expire       Exposure Base             Annual Premium
 ----         ------       -------------             --------------
--------------------------------------------------------------------------------
 1 year       7/1/2003     Total annual          $239,650 - Audit at expiration.
                           remuneration          (Plus all losses within
                                                 deductible. (AFCO)

--------------------------------------------------------------------------------
 1 year       7/1/2003     Number of vehicles    $96,876  (AFCO)
                           owned and leased

--------------------------------------------------------------------------------
 1 year       7/1/2003     Annual revenues       $607,121 Annual - Half on
                           and remuneration       7/1/01; 1/2 on 1/1/02.

--------------------------------------------------------------------------------
 1 year       7/1/2003     Included              Included



--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat charge - based   $495,000 (AFCO)
                           on exposures and
                           risk potential
--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat charge - based   $310,000 (AFCO)
                           on exposures and
                           risk potential
--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat charge           $280,000 (AFCO)
--------------------------------------------------------------------------------
 1 year       7/1/2003     Flat Charge           $200,000 (AFCO)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No.       Type of Insurance         Amounts/Limits            Insurance Co.
---       -----------------         --------------            -------------
--------------------------------------------------------------------------------
   9   Excess Liability            $100,000,000               Starr Excess
--------------------------------------------------------------------------------
  10   Marine Terminal Operators   $50,000,000 ea.            New Hampshire Ins.
       Liability and Charterer's   occurrence. Ded.           & NY M&G.
       Legal Liability             $25,000 per occurrence
                                   $100,000 pollution per
                                   occurrence.
-------------------------------------------------------------------------------
  11   Excess Marine Liability     $24,000,000 excess of MTO, XL Specialty
                                   CLL, P&L                   Brockbank &
                                                              Liberty Und.
--------------------------------------------------------------------------------
  12   Excess Marine Liability     $25,000,000 excess         XL Specialty
                                   $24,000,000                Brockbank & N.Y.
                                                              Marine Gen. Ins.
--------------------------------------------------------------------------------
  13   Property Damage, Business   $500 million combined      Munich Re:  FM
       Interruption and Boiler &   all-risk. Sublimits: Flood Global, et al.
       Machinery                   - $100 mil., Earthquake -
                                   $100 mil., $10 mil extra
                                   expense.
--------------------------------------------------------------------------------
  14   Directors & Officers        $15,000,000 each loss and  National Union
       Liability                   each policy year.  Ded.    Indemnity
                                   $1,000,000 Corp. Reimb.
--------------------------------------------------------------------------------
  15   Excess Directors &          $10,000,000 excess         Hartford
       Officers Liability          of Primary D&O
--------------------------------------------------------------------------------
  16   Directors & Officers        $10,000,000                XL Specialty Ins.
       Liability                                              Co.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Term         Expire       Exposure Base             Annual Premium
 ----         ------       -------------             --------------
--------------------------------------------------------------------------------
 1 year      7/1/2003        Flat Charge              $300,000 (AFCO)
--------------------------------------------------------------------------------
 1 year      7/1/2003        Based on volume          $51,850  Min. premium &
                             throughput and no.       deposit. (AFCO)
                             chartered vessels.


--------------------------------------------------------------------------------
 1 year      7/1/2003        Volume thru put          $34,425 (AFCO)
                             & vessels docked.

--------------------------------------------------------------------------------
 1 year      7/1/2003        Flat                     $21,250 (AFCO)


--------------------------------------------------------------------------------
 1 year      8/1/2003        Property Values - PD     $6,500,000 + Tax (AFCO)
                             Income values - BI
                             PML, fire protection
                             available; many
                             other factors.
--------------------------------------------------------------------------------
 1 year      8/1/2003        Various                  $444,650


--------------------------------------------------------------------------------
 1 year      8/21/2003       Various                  $275,000

--------------------------------------------------------------------------------
 1 year      8/21/2002       Various                  $170,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
No.       Type of Insurance         Amounts/Limits            Insurance Co.
---       -----------------         --------------            -------------
--------------------------------------------------------------------------------
 17  Employee Dishonesty &      $5,000,000 each Insuring     Texas Pacific Chubb
     Depositor's Forgery        Agreement. Ded. $50,000.
--------------------------------------------------------------------------------
 18  Hull & Machinery and       Barge Hull                   Great American
     Protection & Indemnity     Value (M-25 = )              Insurance Co.
                                Ded. $5,000 per              of NY
                                loss. $1,000,000
                                P&I
--------------------------------------------------------------------------------
 19  Pollution Insurance        Section  A -                 Water Quality
                                $250,000                     Insurance Syndicate
                                Section  B -
                                $5,000,000
                                CERCLA - $5,000,000
--------------------------------------------------------------------------------
 20  Marine and Railroad        $12,000,000 any one          Mutual Marine
     Cargo                      vessel $1,000,000 any
                                one barge $1,000,000
                                any one rail ship.
                                $100,000 any one truck
--------------------------------------------------------------------------------
 21  Duty Drawback Bond         $1,000,000                   Washington
                                                             International
--------------------------------------------------------------------------------
 22  Fiduciary                  $10,000,000                  National Union
                                Limit
                                Ded. $150,000 per
                                occurrence
--------------------------------------------------------------------------------
 23  Environmental Impairment   $4,000,000 per               Chubb
     Liability (Petrochem &     loss
     Fibers)                    $8,000,000
                                aggregate
--------------------------------------------------------------------------------
 24  Closure/Post Closure       $1,995,222 Combined          Underwriters
     Bonds - Petrochem                                       Indemnity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Term         Expire       Exposure Base             Annual Premium
 ----         ------       -------------             --------------
--------------------------------------------------------------------------------
1 year     10/1/2002       Various                    $14,450

--------------------------------------------------------------------------------
1 year     7/1/2003        Hull &                     $23,852  (AFCO)
                           Machinery values



--------------------------------------------------------------------------------
1 year     7/1/2003        Hull gross                 $3,600 (AFCO)
                           registered tonnage



--------------------------------------------------------------------------------
1 year     Continuing      Declared                   $40,000 Annual Appprox.
                           shipment values            (AFCO)



--------------------------------------------------------------------------------
1 year     Continuing      Limit                      $2,875

--------------------------------------------------------------------------------
1 year     8/21/2003       Various                    $49,000



--------------------------------------------------------------------------------
1 year     2/20/2003       Loss Potential             $147,831



--------------------------------------------------------------------------------
1 year     Continous       Estimated Closure/         $40,610
                           Post Closure Costs
--------------------------------------------------------------------------------

ANNUAL TOTAL: *

*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS, INC.
Consolidating Balance Sheet
For the Period Ended March 31, 2003
(In Thousands) (Unaudited)

                               -------------------------------------------------
                                 Sterling         Sterling
                                 Chemicals,       Chemicals         Sterling
                                    Inc.         Energy, Inc.    Chemicals, Inc.
ASSETS                         01-37806-H4-11   01-37807-H4-11    Consolidated
                               -------------------------------------------------
Current Assets:
  Cash and cash equivalents     $  75,123          $     --          $  75,123
  Trade accounts receivable,
    net                            59,057               115             59,172
  Other Receivables                   490                --                490
  Inventories                      39,253                --             39,253
  Prepaid expenses                  5,440                --              5,440
  Deferred income tax benefit       2,546                --              2,546
                               -------------------------------------------------
Total current assets              181,909               115            182,024

Property, plant and equipment,
  net                             275,864             3,327            279,191
Deferred income taxes                  --                --                 --
Investments-Third Party             1,500             5,704              7,204
Other assets                       15,088                --             15,088
                               -------------------------------------------------
Total assets                    $ 474,361          $  9,146          $ 483,507
                               =================================================
LIABILITIES AND STOCKHOLDERS'
  EQUITY
Post Petition liabilities
  (MOR-4)                         248,219               282            248,501
Pre-Petition liabilities

Redeemable preferred stock         31,376                --             31,376
Stockholders' equity:
  Common stock, $.01 par
    value                              28                --                 28
  Additional paid-in capital      201,128             8,192            209,320
  Retained earnings-
    Filing Date                  (212,503)           15,333           (197,170)
  Retained earnings-Post
    Filing Date                   206,113           (14,661)           191,452
  Pension adjustment                   --                --                 --
  Accumulated translation adj.         --                --                 --
  Deferred compensation                --                --                 --
                               -------------------------------------------------
                                  194,766             8,864            203,630
  Treasury stock at cost               --                --                 --
                               -------------------------------------------------
Total stockholders' equity        194,766             8,864            203,630

Total liabilities and equity    $ 474,361          $  9,146          $ 483,507
                               =================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

MOR 2 - 3

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                            9/30/2002   10/31/2002   11/30/2002   12/31/2002    1/31/2003    2/28/2003    3/31/2003
------------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                      $ 67,655     $ 73,489     $ 71,657     $ 18,658      $ 23,194     $ 36,142     $ 30,261
------------------------------------------------------------------------------------------------------------------------------------
ROYALTY AND REVENUE PAYABLE                       --           --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
NOTES PAYABLE - INSURANCE                         --           --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:                                      --           --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
    Federal Payroll Taxes                         --           --           28         (364)           --           --           (3)
------------------------------------------------------------------------------------------------------------------------------------
    State Payroll & Sales                         56           95           51           79            --           32          121
------------------------------------------------------------------------------------------------------------------------------------
    Ad Valorem Taxes                              --           --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
    Other Taxes                                5,141        5,275        4,545        4,710         1,269        1,676           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                         $  5,197     $  5,370     $  4,624     $  4,425      $  1,269     $  1,708     $    118
------------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                    57,242       32,404       35,200       94,275        94,275       94,275       94,275
------------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                         513          607          781          343         1,155        1,929        2,719
------------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:                    8,989       10,078        9,807       11,064         4,423        1,249           --
------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
  1.  General and Administrative Costs        46,721       46,525       45,930      113,640       110,292      110,713      120,846
------------------------------------------------------------------------------------------------------------------------------------
  2.  Lease Operating Expenses/Capital            --           --           --           --            --           --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)      186,317      168,473      167,999      242,405       234,608      246,016      248,219
====================================================================================================================================

*Payment Requires Court Approval.

      MOR-4

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11
CASE NAME: Sterling Chemicals Energy, Inc.           CASE NUMBER: 01-37807-H4-11

                       AGING OF POST-PETITION LIABILITIES
                                MONTH March 2003

(in thousands)
====================================================================================================================
     DAYS         TOTAL         TRADE ACCTS       FED TAXES      STATE TAXES         AD-VALOREM,        ROYALTY
                                                                                     OTHER TAXES     AND INSURANCE
--------------------------------------------------------------------------------------------------------------------
     0-30        $248,501         $248,383          $ (3)            $121              $ --               $ --
--------------------------------------------------------------------------------------------------------------------
     31-60
--------------------------------------------------------------------------------------------------------------------
     61-90
--------------------------------------------------------------------------------------------------------------------
     91 +
--------------------------------------------------------------------------------------------------------------------
     TOTAL       $248,501         $248,383          $ (3)            $121              $ --               $ --
====================================================================================================================

                         AGING OF ACCOUNTS RECEIVABLE(1)

====================================================================================================================
             MONTH
====================================================================================================================
     0-30        $ 61,321        $ 61,321          $  --            $  --              $ --               $ --
--------------------------------------------------------------------------------------------------------------------
     31-60            366              366            --               --                --
--------------------------------------------------------------------------------------------------------------------
     61-90            368              368            --               --                --
--------------------------------------------------------------------------------------------------------------------
     91 +          11,820           11,820            --               --                --
--------------------------------------------------------------------------------------------------------------------
     TOTAL       $ 73,875         $ 73,875          $ --             $ --              $ --               $ --
====================================================================================================================

(1) Days outstanding from invoice due date.

      MOR-5

CASE NAME: STERLING CHEMICALS, INC
For the period ending March 31, 2003

                      STATEMENT OF INCOME (LOSS)
================================================================================
                                   Sterling        Sterling        Sterling
                                   Chemicals,      Chemicals       Chemicals,
                                    Inc.(1)        Energy, Inc.      Inc.(1)
      MONTH                      01-37806-H4-11  01-37807-H4-11   CONSOLIDATED
================================================================================
REVENUES (MOR-1)                   $41,390,981      $407,936      $41,798,917
--------------------------------------------------------------------------------
TOTAL COST OF REVENUES              37,866,097       407,936       38,274,033
--------------------------------------------------------------------------------
GROSS PROFIT                       $ 3,524,884      $     --      $ 3,524,884
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
  Selling, General &
    Administrative                 $ 1,876,278      $     --        1,876,278
--------------------------------------------------------------------------------
  Insiders Compensation                117,867            --          117,867
--------------------------------------------------------------------------------
  Other (Earnings in
    Joint Venture)                     (93,133)       93,133               --
--------------------------------------------------------------------------------
                                                                           --
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSE            $ 1,901,012      $ 93,133      $ 1,994,145
================================================================================
INCOME BEFORE INT. DEPR/TAX
  (MOR-1)                          $ 1,623,872      $(93,133)     $ 1,530,739
--------------------------------------------------------------------------------
INTEREST EXPENSE (includes
  amort of debt fees)                  116,647            --          116,647
--------------------------------------------------------------------------------
DEPRECIATION                         2,197,628            --        2,197,628
--------------------------------------------------------------------------------
OTHER (INCOME) EXPENSES*               976,000            --          976,000
--------------------------------------------------------------------------------
OTHER ITEMS**                               --            --               --
--------------------------------------------------------------------------------
TOTAL INT. DEPR & OTHER ITEMS      $ 3,290,275      $     --      $ 3,290,275
================================================================================
NET INCOME BEFORE TAXES            $(1,666,403)     $(93,133)     $(1,759,536)
--------------------------------------------------------------------------------
INCOME TAXES                        (1,569,660)      (29,655)      (1,599,315)
================================================================================
NET INCOME (LOSS) (MOR-1)          $   (96,743)     $(63,478)     $  (160,221)
================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.
Accrual Accounting Required, Otherwise Footnote With Explanation
 *    Working capital adjustment for Superior Propane
** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

      MOR-6

CASE NAME: STERLING CHEMICALS, INC.                   CASE NUMBER: 01-37806-H-11

===============================================================================================
CASH RECEIPTS AND                         Sep-02         Oct-02        Nov-02         Dec-02
DISBURSEMENTS
-----------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                155,243     10,216,056      (464,035)     3,138,417
===============================================================================================
RECEIPTS:
-----------------------------------------------------------------------------------------------
2.  CASH SALES                                  --             --            --             --
-----------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE   41,624,865     45,651,554    34,654,152     46,499,846
-----------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - CIT REVOLVER     39,000,000     38,200,000    44,100,000     30,800,000
-----------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                              --             --            --    363,101,849
-----------------------------------------------------------------------------------------------
6.  OTHER (attach list)                 12,842,031     11,128,933    16,338,746    199,509,075
===============================================================================================
TOTAL RECEIPTS                          93,466,896     94,980,488    95,092,898    639,910,770
-----------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                  N/A            N/A           N/A            N/A
===============================================================================================
DISBURSEMENTS:
-----------------------------------------------------------------------------------------------
7.  NET PAYROLL                          2,316,573      2,368,561       425,523      3,861,640
-----------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                     763,168      1,084,046     1,350,343        728,003
-----------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID               --        134,653        94,559        135,494
-----------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                  114,647        182,652       341,686      2,807,756
-----------------------------------------------------------------------------------------------
11. UTILITIES                            4,443,473      4,507,855     4,141,167      5,152,716
-----------------------------------------------------------------------------------------------
12. INSURANCE                              682,576        682,576     1,350,072      1,350,072
-----------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                 20,626,111     16,705,209    18,460,459     18,394,417
-----------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                            --             --            --             --
-----------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                  56,335         53,599       107,208         61,605
-----------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES      1,434,386      1,448,005     2,218,680      3,758,844
-----------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING             3,707,187      2,623,594     2,419,459      1,674,696
-----------------------------------------------------------------------------------------------
18. OTHER (attach list)                 48,898,803     74,496,700    57,576,315    212,373,779
===============================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS     83,043,260    104,287,449    88,485,471    250,299,021
===============================================================================================
19. PROFESSIONAL FEES                      362,823      1,076,880     2,754,975      2,071,028
-----------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                           --         46,250            --             --
-----------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                             --        250,000       250,000    290,861,818
===============================================================================================
TOTAL DISBURSEMENTS                     83,406,083    105,660,579    91,490,446    543,231,867
===============================================================================================
22. NET CASH FLOW                       10,060,813    (10,680,091)    3,602,453     96,678,902
-----------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)         10,216,056       (464,035)    3,138,417     99,817,319
===============================================================================================


====================================================================================================
CASH RECEIPTS AND                          Jan-03         Feb-03          Mar-03         FILING TO
DISBURSEMENTS                                                                              DATE
----------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH              99,817,319     83,985,078      74,243,696       9,346,546
====================================================================================================
RECEIPTS:
----------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --             --              --              --
----------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE    30,999,813     30,461,598      41,683,467     658,719,734
----------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - CIT REVOLVER              --             --              --     621,200,000
----------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                               --             --              --     363,101,849
----------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                 497,135,641    140,522,129     403,198,889   1,449,414,689
====================================================================================================
TOTAL RECEIPTS                          528,135,454    170,983,726     444,882,357   3,092,436,272
----------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                                                                  N/A
====================================================================================================
DISBURSEMENTS:
----------------------------------------------------------------------------------------------------
7.  NET PAYROLL                           3,475,297      2,112,893       2,055,544      42,489,111
----------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                    1,613,681        808,885         968,261      19,389,637
----------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID         3,954,031             --          37,259      12,165,813
----------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                   120,931        188,263         134,970       5,814,013
----------------------------------------------------------------------------------------------------
11. UTILITIES                             9,775,628      2,640,194       8,550,713      86,207,070
----------------------------------------------------------------------------------------------------
12. INSURANCE                             1,479,320        194,631         673,015      15,665,171
----------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                  11,552,337     22,463,990      21,845,320     315,132,970
----------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                             --             --              --              --
----------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                   19,024         48,530          28,597       1,000,860
----------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES       2,981,377      3,672,661       3,272,800      49,363,777
----------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING              2,888,431      1,678,129       4,698,273      57,703,780
----------------------------------------------------------------------------------------------------
18. OTHER (attach list)                 500,066,219    143,162,348     398,959,163   2,099,976,389
====================================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS     537,926,275    176,970,523     441,223,915   2,704,908,591
====================================================================================================
19. PROFESSIONAL FEES                     5,992,670      3,754,586       2,904,526      30,106,547
----------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                        48,750             --              --         283,250
----------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                              --             --              --     291,486,818
====================================================================================================
TOTAL DISBURSEMENTS                     543,967,695    180,725,109     444,128,441   3,026,785,207
====================================================================================================
22. NET CASH FLOW                       (15,832,241)    (9,741,382)        753,915      65,651,065
----------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)          83,985,078     74,243,696      74,997,611      74,997,611
====================================================================================================

      MOR-7

CASE NAME: STERLING CHEMICALS, INC.                   CASE NUMBER: 01-37806-H-11

=============================================================================================
OTHER CASH RECEIPTS AND                  Sep-02       Oct-02       Nov-02         Dec-02
DISBURSEMENTS:
=============================================================================================
6.  OTHER RECEIPTS:
---------------------------------------------------------------------------------------------
    Interest Income                          --             --            --        49,668
---------------------------------------------------------------------------------------------
    401(k) Plan Refund                       --             --            --            --
---------------------------------------------------------------------------------------------
    Cobra Insurance Payment                  --             --            --            --
---------------------------------------------------------------------------------------------
    Miscellaneous                       115,953         70,287       102,469        98,802
---------------------------------------------------------------------------------------------
    New Equity                               --             --            --    59,983,000
---------------------------------------------------------------------------------------------
    Emission Credits                         --             --            --            --
---------------------------------------------------------------------------------------------
    Account Transfers                10,293,339     10,256,352    15,429,531   138,586,410
---------------------------------------------------------------------------------------------
    Intercompany Transfers            2,432,738        802,294       806,746       791,195
---------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                 12,842,031     11,128,933    16,338,746   199,509,075
=============================================================================================
18. OTHER DISBURSEMENTS:
---------------------------------------------------------------------------------------------
    Lease Operating Expense                  --             --            --            --
---------------------------------------------------------------------------------------------
    Workover Expense                         --             --            --            --
---------------------------------------------------------------------------------------------
    Capital Expenditures                219,678        468,375       308,040       633,044
---------------------------------------------------------------------------------------------
    Revenue & Royalties                      --             --            --            --
---------------------------------------------------------------------------------------------
    Interest Payment                         --             --            --            --
---------------------------------------------------------------------------------------------
    Employee Benefits                 1,198,033      1,905,173     1,282,714     2,206,010
---------------------------------------------------------------------------------------------
    Severance tax                            --             --            --            --
---------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                      --             --            --            --
---------------------------------------------------------------------------------------------
    Account Transfers                10,293,339     10,256,352    15,382,622   136,275,850
---------------------------------------------------------------------------------------------
    CIT Revolver Payments            31,827,957     56,017,221    34,768,989    63,079,798
---------------------------------------------------------------------------------------------
    Intercompany Transfers            5,359,797      5,849,579     5,833,950    10,179,077
---------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS            48,898,803     74,496,700    57,576,315   212,373,779
=============================================================================================

================================================================================================
OTHER CASH RECEIPTS AND                Jan-03         Feb-03         Mar-03         FILING TO
DISBURSEMENTS:                                                                         DATE
================================================================================================
6.  OTHER RECEIPTS:
------------------------------------------------------------------------------------------------
    Interest Income                      98,776         76,935         61,784          367,464
------------------------------------------------------------------------------------------------
    401(k) Plan Refund                       --             --             --               --
------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                  --             --             --               --
------------------------------------------------------------------------------------------------
    Miscellaneous                     1,458,522      1,339,182      7,555,063       13,884,226
------------------------------------------------------------------------------------------------
    New Equity                               --             --             --       59,983,000
------------------------------------------------------------------------------------------------
    Emission Credits                         --             --             --               --
------------------------------------------------------------------------------------------------
    Account Transfers               495,503,280    139,106,011    395,582,042    1,359,344,570
------------------------------------------------------------------------------------------------
    Intercompany Transfers               75,062             --             --       15,835,429
------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                497,135,641    140,522,129    403,198,889    1,449,414,689
================================================================================================
18. OTHER DISBURSEMENTS:
------------------------------------------------------------------------------------------------
    Lease Operating Expense                  --             --             --               --
------------------------------------------------------------------------------------------------
    Workover Expense                         --             --             --               --
------------------------------------------------------------------------------------------------
    Capital Expenditures                520,286        655,980        716,133       10,511,449
------------------------------------------------------------------------------------------------
    Revenue & Royalties                      --             --             --               --
------------------------------------------------------------------------------------------------
    Interest Payment                     33,050         54,830         44,001          229,043
------------------------------------------------------------------------------------------------
    Employee Benefits                 2,805,228      1,451,266      1,443,155       37,815,976
------------------------------------------------------------------------------------------------
    Severance tax                            --             --             --               --
------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                      --             --             --          (30,000)
------------------------------------------------------------------------------------------------
    Account Transfers               495,306,865    139,102,994    395,400,229    1,356,605,855
------------------------------------------------------------------------------------------------
    CIT Revolver Payments                    --             --             --      592,245,474
------------------------------------------------------------------------------------------------
    Intercompany Transfers            1,400,789      1,897,277      1,355,646      102,598,592
------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS           500,066,219    143,162,348    398,959,163    2,099,976,389
================================================================================================

      MOR-7 Attachment

CASE NAME: STERLING CHEMICALS, INC.                   CASE NUMBER: 01-37806-H-11

=================================================================================================================================
CASH RECEIPTS AND                            Chase            Chase            Chase            Chase               Chase
DISBURSEMENTS                             00101824317      00103316882       103405743      6301810002508       6301810036508
---------------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                   8,707          1,973,391       1,290,588       (3,266,219)                --
=================================================================================================================================
RECEIPTS:
---------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --                 --              --               --                 --
---------------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE    39,631,458
---------------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - CIT REVOLVER
---------------------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS
---------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                          --        208,213,918       2,800,000       14,237,416            103,415
=================================================================================================================================
TOTAL RECEIPTS                           39,631,458        208,213,918       2,800,000       14,237,416            103,415
---------------------------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                   N/A               N/A              N/A              N/A                 N/A
=================================================================================================================================
DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                                              2,055,544               --                 --
---------------------------------------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                                                         968,261
---------------------------------------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID                               37,259
---------------------------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                                                                       134,970
---------------------------------------------------------------------------------------------------------------------------------
11. UTILITIES                                                8,550,713
---------------------------------------------------------------------------------------------------------------------------------
12. INSURANCE                                                    4,394                          668,621
---------------------------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                                     21,665,930                          179,390
---------------------------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                                                                       28,597
---------------------------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES                                                           3,272,800
---------------------------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                                 1,127,810                        3,570,462
---------------------------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                  37,416,188        176,694,784              --          901,567            103,415
=================================================================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS      37,416,188        208,080,890       3,023,806        8,756,407            103,415
=================================================================================================================================
19. PROFESSIONAL FEES                            --                 --              --        2,904,526                 --
---------------------------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                            --                 --              --               --                 --
---------------------------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                              --                 --              --               --                 --
=================================================================================================================================
TOTAL DISBURSEMENTS                      37,416,188        208,080,890       3,023,806       11,660,933            103,415
=================================================================================================================================
22. NET CASH FLOW                         2,215,270            133,028        (223,806)       2,576,484                 --
---------------------------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)           2,223,977          2,106,419       1,066,782         (689,736)                --
=================================================================================================================================


===================================================================================================================================
CASH RECEIPTS AND                           Chase           Bank One        Chase          Chase          Chase          Total
DISBURSEMENTS                           6301810028508       5561833       103413945      829-91270        295594         Debtor
-----------------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                      --           3,425         27,388      70,206,416       4,000,000     74,243,696
===================================================================================================================================
RECEIPTS:
-----------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                   --              --             --              --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                     2,052,009                                                    41,683,467
-----------------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES - CIT REVOLVER                                                                                            --
-----------------------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                                                                                             --
-----------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                       2,180         780,176     20,000,000          54,864    157,006,920     403,198,889
===================================================================================================================================
TOTAL RECEIPTS                                2,180       2,832,185     20,000,000          54,864    157,006,920     444,882,357
-----------------------------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by
  Individual Debtor MFR-2*                   N/A             N/A             N/A            N/A            N/A             N/A
===================================================================================================================================
DISBURSEMENTS:
-----------------------------------------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                  --              --             --              --             --       2,055,544
-----------------------------------------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                                                                                                    968,261
-----------------------------------------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID                                                                                          37,259
-----------------------------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                                                                                                 134,970
-----------------------------------------------------------------------------------------------------------------------------------
11. UTILITIES                                                                                                           8,550,713
-----------------------------------------------------------------------------------------------------------------------------------
12. INSURANCE                                                                                                             673,015
-----------------------------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                                                                                                21,845,320
-----------------------------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                                                                                                           --
-----------------------------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                                                                                                 28,597
-----------------------------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                     3,272,800
-----------------------------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                                                                                            4,698,273
-----------------------------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                       2,180       2,834,109     20,000,000      20,000,000    141,006,920     398,959,163
===================================================================================================================================
TOTAL DISBURSEMENTS FROM OPERATIONS           2,180       2,834,109     20,000,000      20,000,000    141,006,920     441,223,915
===================================================================================================================================
19. PROFESSIONAL FEES                            --              --             --              --             --       2,904,526
-----------------------------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                            --              --             --              --             --              --
-----------------------------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES
      (attach list)                              --              --             --              --             --              --
===================================================================================================================================
TOTAL DISBURSEMENTS                           2,180       2,834,109     20,000,000      20,000,000    141,006,920     444,128,441
===================================================================================================================================
22. NET CASH FLOW                                --          (1,924)            --     (19,945,136)    16,000,000         753,915
-----------------------------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                  --           1,500         27,388   50,261,280.24     20,000,000      74,997,611
===================================================================================================================================

      MOR-7

=================================================================================================================================
OTHER CASH RECEIPTS AND               Chase           Chase          Chase           Chase           Chase          Chase
DISBURSEMENTS:                     00101824317     00103316882     103405743     6301810002508   6301810036508   6301810028508
                                   ----------------------------------------------------------------------------------------------

=================================================================================================================================
6.  OTHER RECEIPTS:
---------------------------------------------------------------------------------------------------------------------------------
    Interest Income
---------------------------------------------------------------------------------------------------------------------------------
    401(k) Plan Refund
---------------------------------------------------------------------------------------------------------------------------------
    Cobra Insurance Payment
---------------------------------------------------------------------------------------------------------------------------------
    Miscellaneous                                    6,774,888
---------------------------------------------------------------------------------------------------------------------------------
    New Equity
---------------------------------------------------------------------------------------------------------------------------------
    Emission Credits
---------------------------------------------------------------------------------------------------------------------------------
    Account Transfers                              201,439,031       2,800,000      14,237,416         103,415           2,180
---------------------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers
=================================================================================================================================
TOTAL OTHER RECEIPTS                        --     208,213,918       2,800,000      14,237,416         103,415           2,180
=================================================================================================================================
18. OTHER DISBURSEMENTS:
---------------------------------------------------------------------------------------------------------------------------------
    Lease Operating Expense
---------------------------------------------------------------------------------------------------------------------------------
    Workover Expense
---------------------------------------------------------------------------------------------------------------------------------
    Capital Expenditures                                44,765                         671,368
---------------------------------------------------------------------------------------------------------------------------------
    Revenue & Royalties
---------------------------------------------------------------------------------------------------------------------------------
    Interest Payment                                    44,001
---------------------------------------------------------------------------------------------------------------------------------
    Employee Benefits                                1,107,361                         230,199         103,415           2,180
---------------------------------------------------------------------------------------------------------------------------------
    Severance tax
---------------------------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period
---------------------------------------------------------------------------------------------------------------------------------
    Account Transfers               37,416,188     174,143,011
---------------------------------------------------------------------------------------------------------------------------------
    CIT Revolver Payments
---------------------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                           1,355,646
=================================================================================================================================
TOTAL OTHER DISBURSEMENTS           37,416,188     176,694,784              --         901,567         103,415           2,180
=================================================================================================================================

==============================================================================================================================
OTHER CASH RECEIPTS AND           Wells Fargo      Bank One           Chase          Chase          Chase            Total
DISBURSEMENTS:                     4496870106       5561833         103413945      829-91270        295594           Debtor
                                  --------------------------------------------------------------------------------------------
                                                                                   Investment     Investment
==============================================================================================================================
6.  OTHER RECEIPTS:
------------------------------------------------------------------------------------------------------------------------------
    Interest Income                                                                    54,864           6,920         61,784
------------------------------------------------------------------------------------------------------------------------------
    401(k) Plan Refund                                                                                                    --
------------------------------------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                                                                                               --
------------------------------------------------------------------------------------------------------------------------------
    Miscellaneous                                     780,176                                                      7,555,063
------------------------------------------------------------------------------------------------------------------------------
    New Equity                                                                                                            --
------------------------------------------------------------------------------------------------------------------------------
    Emission Credits                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------
    Account Transfers                                              20,000,000                     157,000,000    395,582,042
------------------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                                                                                                --
==============================================================================================================================
TOTAL OTHER RECEIPTS                       --         780,176      20,000,000          54,864     157,006,920    403,198,889
==============================================================================================================================
18. OTHER DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------
    Lease Operating Expense                                                                                               --
------------------------------------------------------------------------------------------------------------------------------
    Workover Expense                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------
    Capital Expenditures                                                                                             716,133
------------------------------------------------------------------------------------------------------------------------------
    Revenue & Royalties                                                                                                   --
------------------------------------------------------------------------------------------------------------------------------
    Interest Payment                                                                                                  44,001
------------------------------------------------------------------------------------------------------------------------------
    Employee Benefits                                                                                              1,443,155
------------------------------------------------------------------------------------------------------------------------------
    Severance tax                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided
      in current period                                                                                                   --
------------------------------------------------------------------------------------------------------------------------------
    Account Transfers                               2,834,109      20,000,000      20,000,000     141,006,920    395,400,229
------------------------------------------------------------------------------------------------------------------------------
    CIT Revolver Payments                                  --                                                             --
------------------------------------------------------------------------------------------------------------------------------
    Intercompany Transfers                                                                                         1,355,646
==============================================================================================================================
TOTAL OTHER DISBURSEMENTS                  --       2,834,109      20,000,000      20,000,000     141,006,920    398,959,163
==============================================================================================================================

      MOR-7 Attachment

CASE NAME: Sterling Chemicals, Inc.                   CASE NUMBER: 01-37806-H-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF March 2003

=================================================================================================================
BANK NAME                    Chase Bk of TX   Chase Bk of TX   Chase Bk of TX    Chase Bk of TX   Chase Bk of TX
-----------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                  103413945         82991270          295594        00101824317      00103316882
-----------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                  Restructuring  Investment Fund   Investment Fund      AR Wires      Concentration
-----------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $     27,389     $ 50,261,280     $ 20,000,000     $  2,223,755     $  2,106,641
-----------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT
-----------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS
-----------------------------------------------------------------------------------------------------------------
OTHER                                                     1                               221             (221)
-----------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE         $     27,389     $ 50,261,281     $ 20,000,000     $  2,223,976     $  2,106,420
=================================================================================================================
BEGINNNG CASH - PER BOOKS     $     27,389     $ 70,206,417     $  4,000,000     $      8,706     $  1,973,391
-----------------------------------------------------------------------------------------------------------------
RECEIPTS                                             54,864            6,920       39,631,458        6,774,888
-----------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS              --      (20,000,000)      15,993,080      (37,416,188)      25,940,374
-----------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-
-----------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2
-----------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                                                                         (32,582,233)
-----------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS       $     27,389     $ 50,261,281     $ 20,000,000     $  2,223,976     $  2,106,420
=================================================================================================================

===============================================================================================================================
BANK NAME                     Chase Bk of TX   Chase Bk of DE   Chase Bk of Del Chase Bk of Del    Bank One
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                  00103405743    6301810036508     6301810036508   6301810028508      5561833
-------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                      Payroll       Contr. Disb.     Sal Ben Disb    Flex Ben Disb      Lockbox          TOTAL
-------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $    503,676     $         --     $         --    $         --    $      1,500     $ 75,124,241
-------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                         --
-------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                 (689,736)                                                         (689,736)
-------------------------------------------------------------------------------------------------------------------------------
OTHER                              563,105                                                                 1          563,107
-------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE         $  1,066,781     $   (689,736)    $         --    $         --    $      1,501     $ 74,997,612
===============================================================================================================================
BEGINNNG CASH - PER BOOKS     $  1,290,587     $ (3,266,219)    $         --    $         --    $      3,425     $ 74,243,696
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                                                                           2,832,185       49,300,315
-------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS       2,800,000       14,237,416          103,415           2,180      (2,834,109)      (1,173,832)
-------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                  --
-------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                  -
-------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS      (3,023,806)     (11,660,933)        (103,415)          (2,180)                    (47,372,567)
-------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS       $  1,066,781     $   (689,736)    $         --    $         --    $      1,501     $ 74,997,612
===============================================================================================================================

      MOR-8

CASE NAME: Sterling Chemicals, Inc.                  CASE NUMBER: 01-37806-H4-11

PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

===========================================================================================================================
                                                                  Sep-2002        Oct-2002       Nov-2002       Dec-2002
      INSIDERS: NAME/POSITION/COMP TYPE(1)
---------------------------------------------------------------------------------------------------------------------------
 1    Frank Diassi/Chairman of Board/Salary                     $        --    $        --    $        --    $        --
---------------------------------------------------------------------------------------------------------------------------
 2    Frank Diassi/Chairman of Board/Bonus
---------------------------------------------------------------------------------------------------------------------------
 3    Frank Diassi/Chairman of Board/Expenses
---------------------------------------------------------------------------------------------------------------------------
 4    Frank Diassi/Chairman of Board/Vacation payout
---------------------------------------------------------------------------------------------------------------------------
 5    David Elkins/President/Salary                                  30,333         30,333         30,333        133,933
---------------------------------------------------------------------------------------------------------------------------
 6    David Elkins/President/Bonus/Severance                         21,875        136,500        273,000         21,875
---------------------------------------------------------------------------------------------------------------------------
 7    David Elkins/President/Expenses                                   181             --             71          4,245
---------------------------------------------------------------------------------------------------------------------------
 8    David Elkins/President/Insurance                                   --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
 9    Richard Crump/Exec VP Opers/Salary                             27,917         27,917         27,917         27,917
---------------------------------------------------------------------------------------------------------------------------
10    Richard Crump/Exec VP Opers/Bonus                              20,625        125,625        251,250         20,625
---------------------------------------------------------------------------------------------------------------------------
11    Richard Crump/Exec VP Opers/Expense                                --             30          8,627             --
---------------------------------------------------------------------------------------------------------------------------
12    Paul Vanderhoven/VP Finance & CFO/Salary                       18,333         18,333         18,333         18,333
---------------------------------------------------------------------------------------------------------------------------
13    Paul Vanderhoven/VP Finance & CFO/Bonus                        10,000         79,200        158,400         10,000
---------------------------------------------------------------------------------------------------------------------------
14    Paul Vanderhoven/VP Finance & CFO/Expense                          --             --            244             --
---------------------------------------------------------------------------------------------------------------------------
15    Robert Roten/Former Pres & Board Member/SERP                    2,328          2,328          2,328          2,328
---------------------------------------------------------------------------------------------------------------------------
16    Robert Roten/Former Pres & Board Member/Consulting fee             --             --             --             --
---------------------------------------------------------------------------------------------------------------------------
17    Robert Roten/Former Pres & Board Member/BOD fee                    --         20,000             --             --
---------------------------------------------------------------------------------------------------------------------------
18    Rolf Towe/Board Member/BOD fees                                                7,050             --             --
---------------------------------------------------------------------------------------------------------------------------
19    Rolf Towe/Board Member/Expenses                                                5,592             --             --
---------------------------------------------------------------------------------------------------------------------------
20    Hunter Nelson/Board Member                                                    10,450             --             --
---------------------------------------------------------------------------------------------------------------------------
21    Frank Hevrdejs/Board Member                                                    7,050             --             --
---------------------------------------------------------------------------------------------------------------------------
22    Ken Hale, Secretary/Salary
---------------------------------------------------------------------------------------------------------------------------
23    Ken Hale, Secretary/Bonus
---------------------------------------------------------------------------------------------------------------------------
24    Ken Hale, Secretary/Expense
---------------------------------------------------------------------------------------------------------------------------
25    John Beaver/Vice President/Salary
---------------------------------------------------------------------------------------------------------------------------
26    John Beaver/Vice President/Bonus
---------------------------------------------------------------------------------------------------------------------------
27    John Beaver/Vice President/Expense
---------------------------------------------------------------------------------------------------------------------------
28    Bruce Moore/Treasurer/Salary
---------------------------------------------------------------------------------------------------------------------------
29    Bruce Moore/Treasurer/Bonus
---------------------------------------------------------------------------------------------------------------------------
30    Kathi Holdsworth/Asst. Secretary/Salary
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                          $   131,592     $  470,408    $   770,503    $   239,256
===========================================================================================================================

=========================================================================================================================
                                                                 Jan-2003       Feb-2003      Mar-2003        FILING TO
      INSIDERS: NAME/POSITION/COMP TYPE(1)                                                                       DATE
-------------------------------------------------------------------------------------------------------------------------
 1    Frank Diassi/Chairman of Board/Salary                    $        --    $        --    $        --    $    62,500
-------------------------------------------------------------------------------------------------------------------------
 2    Frank Diassi/Chairman of Board/Bonus                                                                          --
-------------------------------------------------------------------------------------------------------------------------
 3    Frank Diassi/Chairman of Board/Expenses                                                                       --
-------------------------------------------------------------------------------------------------------------------------
 4    Frank Diassi/Chairman of Board/Vacation payout                                                            45,193
-------------------------------------------------------------------------------------------------------------------------
 5    David Elkins/President/Salary                                 30,333          3,233             --        557,164
-------------------------------------------------------------------------------------------------------------------------
 6    David Elkins/President/Bonus/Severance                     1,654,930             --             --      2,333,468
-------------------------------------------------------------------------------------------------------------------------
 7    David Elkins/President/Expenses                                   --          2,719             --         22,382
-------------------------------------------------------------------------------------------------------------------------
 8    David Elkins/President/Insurance                                  --             --             --          3,629
-------------------------------------------------------------------------------------------------------------------------
 9    Richard Crump/Exec VP Opers/Salary                            27,917         27,917         30,417        471,557
-------------------------------------------------------------------------------------------------------------------------
10    Richard Crump/Exec VP Opers/Bonus                                 --             --             --        605,938
-------------------------------------------------------------------------------------------------------------------------
11    Richard Crump/Exec VP Opers/Expense                              334            129            100         33,302
-------------------------------------------------------------------------------------------------------------------------
12    Paul Vanderhoven/VP Finance & CFO/Salary                      18,333         18,333         19,083        305,747
-------------------------------------------------------------------------------------------------------------------------
13    Paul Vanderhoven/VP Finance & CFO/Bonus                           --             --             --        367,800
-------------------------------------------------------------------------------------------------------------------------
14    Paul Vanderhoven/VP Finance & CFO/Expense                         --             83                        20,706
-------------------------------------------------------------------------------------------------------------------------
15    Robert Roten/Former Pres & Board Member/SERP                   2,328          2,328          2,328         39,576
-------------------------------------------------------------------------------------------------------------------------
16    Robert Roten/Former Pres & Board Member/Consulting fee            --             --             --         30,000
-------------------------------------------------------------------------------------------------------------------------
17    Robert Roten/Former Pres & Board Member/BOD fee                   --         10,000          5,000         73,900
-------------------------------------------------------------------------------------------------------------------------
18    Rolf Towe/Board Member/BOD fees                                   --             --             --         27,550
-------------------------------------------------------------------------------------------------------------------------
19    Rolf Towe/Board Member/Expenses                                   --             --             --         21,725
-------------------------------------------------------------------------------------------------------------------------
20    Hunter Nelson/Board Member                                        --             --             --         31,950
-------------------------------------------------------------------------------------------------------------------------
21    Frank Hevrdejs/Board Member                                       --             --             --         31,350
-------------------------------------------------------------------------------------------------------------------------
22    Ken Hale, Secretary/Salary                                                                  15,833         15,833
-------------------------------------------------------------------------------------------------------------------------
23    Ken Hale, Secretary/Bonus                                                                    8,750          8,750
-------------------------------------------------------------------------------------------------------------------------
24    Ken Hale, Secretary/Expense                                                                    100            100
-------------------------------------------------------------------------------------------------------------------------
25    John Beaver/Vice President/Salary                                                           11,417         11,417
-------------------------------------------------------------------------------------------------------------------------
26    John Beaver/Vice President/Bonus                                                             4,688          4,688
-------------------------------------------------------------------------------------------------------------------------
27    John Beaver/Vice President/Expense                                                           1,568          1,568
-------------------------------------------------------------------------------------------------------------------------
28    Bruce Moore/Treasurer/Salary                                                                10,250         10,250
-------------------------------------------------------------------------------------------------------------------------
29    Bruce Moore/Treasurer/Bonus                                                                  2,750          2,750
-------------------------------------------------------------------------------------------------------------------------
30    Kathi Holdsworth/Asst. Secretary/Salary                                                      5,583          5,583
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                                         $ 1,734,175    $    64,742    $   117,867    $ 5,146,376
=========================================================================================================================

============================================================================================================================
                                                                  Sep-2002        Oct-2002       Nov-2002       Dec-2002

           PROFESSIONALS
           NAME/ORDER DATE
============================================================================================================================
 1.    Logan & Company, Inc.                                     $  5,538.58    $   19,892         17,460         69,114
----------------------------------------------------------------------------------------------------------------------------
 2.    Andrews & Kurth LLP                                       128,654.51        100,347        267,097        315,092
----------------------------------------------------------------------------------------------------------------------------
 3.    US Trustee                                                        --         46,250             --             --
----------------------------------------------------------------------------------------------------------------------------
 4.    Skadden, Arps, Slate, Meagher & Flom LLP                          --        472,733        945,046        735,059
----------------------------------------------------------------------------------------------------------------------------
 5.    Akin Gump Strauss                                          28,235.40         17,599        160,402        207,147
----------------------------------------------------------------------------------------------------------------------------
 6.    Arthur Andersen                                                   --             --             --             --
----------------------------------------------------------------------------------------------------------------------------
 7.    Lazard Freres & Co. LLC                                   136,320.88        135,329        198,062        135,152
----------------------------------------------------------------------------------------------------------------------------
 8.    Baker & Botts                                                     --          6,460         19,524        405,000
----------------------------------------------------------------------------------------------------------------------------
 9.    Groom Law Group                                            28,999.85         26,769         21,735         50,692
----------------------------------------------------------------------------------------------------------------------------
10.    Nexant, Inc.                                               35,073.89             --         25,348          7,032
----------------------------------------------------------------------------------------------------------------------------
11.    Greenhill & Co.                                                   --             --        971,427             --
----------------------------------------------------------------------------------------------------------------------------
12.    Deloitte & Touche (2)                                             --        297,751        128,873        146,740
----------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                     $   362,823    $ 1,123,130    $ 2,754,975    $ 2,071,028
============================================================================================================================

==========================================================================================================================
                                                                  Jan-2003       Feb-2003      Mar-2003        FILING TO
                                                                                                                  DATE
           PROFESSIONALS
           NAME/ORDER DATE
==========================================================================================================================
1.    Logan & Company, Inc.                                         69,029         95,473    $  3,307.21    $   217,009
--------------------------------------------------------------------------------------------------------------------------
 2.    Andrews & Kurth LLP                                          344,459        356,817     233,222.83      2,250,211
--------------------------------------------------------------------------------------------------------------------------
 3.    US Trustee                                                    48,750             --             --        194,250
--------------------------------------------------------------------------------------------------------------------------
 4.    Skadden, Arps, Slate, Meagher & Flom LLP                          --      1,933,649     469,182.29      4,153,205
--------------------------------------------------------------------------------------------------------------------------
 5.    Akin Gump Strauss                                                 --         96,705             --      1,140,610
--------------------------------------------------------------------------------------------------------------------------
 6.    Arthur Andersen                                                   --             --             --        483,048
--------------------------------------------------------------------------------------------------------------------------
 7.    Lazard Freres & Co. LLC                                           --             --    2,163,279.44     2,067,736
--------------------------------------------------------------------------------------------------------------------------
 8.    Baker & Botts                                                     --         52,551             --        635,494
--------------------------------------------------------------------------------------------------------------------------
 9.    Groom Law Group                                               33,475         44,471      26,354.04        178,266
--------------------------------------------------------------------------------------------------------------------------
10.    Nexant, Inc.                                                  30,308        161,077             --        378,957
--------------------------------------------------------------------------------------------------------------------------
11.    Greenhill & Co.                                            5,352,189        709,902             --      2,073,102
--------------------------------------------------------------------------------------------------------------------------
12.    Deloitte & Touche (2)                                        163,210        303,941       9,180.00        426,624
--------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                                     $ 6,041,420    $ 3,754,586    $ 2,904,526    $14,198,512
==========================================================================================================================


(1) The Debtor has limited the scope of its answer to (i) Directors, (ii) Officers designated as insiders for purposes of section 16(a) of the Securities and Exchange Act of 1934, (iii) affiliates; and (iv) parties to the Voting Agreement granting authority to designated the nominees who benefit from the Voting Agreement. Information as to officers who are not designated as insiders for purposes of Section 16(a) of the SEC Act of 1934 has been complied by the Debtor and will be provided to the Office of the United States Trustee and to the Council for the Official Committee of Unsecured Creditors upon request. Such information primarily relates to compensation, benefits and expense reimbursements payments made to such officers as employees of the Debtor. It is the policy of the Debtor to preserve the confidentiality of such information on behalf of its employees.

(2) October 2002 figure includes payments made in prior periods not yet included in this MOR.

      MOR-9